Twin Oak
ETF COMPANY

PROXY CARD

VOTE, SIGN, DATE, AND RETURN THIS PROXY CARD

VOTER PROFILE:
Voter ID: [MAIL ID]
Household ID: 000000

VOTE REGISTERED TO:

Address line 1
Address line 2
Address line 3
Address line 4
Address line 5

SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

VOTE ONLINE

Vote online anytime, 24 hours a day.

Scan the QR code with your smartphone for direct access to the voting site.

Visit **vote.proxyonline.com** and enter the Control Number below.

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Automated Voting: **Call (888) 227-9349** anytime, 24 hours a day, and follow the recorded instructions.

To speak with an agent: **Call (800) 628-8536**. Assistance is available Monday through Friday, 9:00 a.m. to 10:00 p.m. EST.

VOTE BY MAIL

Mark, sign, and date your proxy card(s), then return it in the postage-paid envelope provided.

To ensure your vote is counted, please mail your proxy card(s) as soon as possible before the Meeting.

TWIN OAK ACTIVE OPPORTUNITIES ETF

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MONTH, DAY, 2026]

The undersigned, revoking all proxies previously given, hereby appoints [Appointee] and [Appointee], each with full power of substitution, as attorney, agent, and proxy of the undersigned to vote at the Joint Special Meeting of Shareholders of the Twin Oak Active Opportunities ETF (the "Fund"), a series of Manager Directed Portfolios (the "Trust"), scheduled to be held at 10:00 a.m., Central Time, on [Month Day, 2026], at the offices of the Fund's administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and at any postponement or adjournment thereof (the "Meeting"), with all powers the undersigned would possess if personally present.
The undersigned authorizes the proxies to vote as specifically instructed on the reverse side of this proxy card and, in their discretion, upon any other matters that may properly come before the Meeting or any postponement or adjournment thereof. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

DO YOU HAVE QUESTIONS?
If you have questions about voting your proxy or about the Meeting, please call **(866) 406-2283** toll-free. Representatives are available to assist you Monday through Friday, from 9:00 a.m. to 10:00 p.m. EST. For the fastest service, please have your proxy card available when you call.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/rbb/docs/twinoak2026.pdf.

PROXY CARD

TWIN OAK ACTIVE OPPORTUNITIES ETF

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporation or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

To vote, fill in the appropriate circle completely using blue or black ink. Please mark only one voting choice for each proposal. Example: ●

PROPOSAL:	**FOR**	**AGAINST**	**ABSTAIN**
1. Approve the Agreement and Plan of Reorganization	○	○	○

IF YOU HAVE RECEIVED MORE THAN ONE BALLOT, PLEASE SIGN, DATE, AND RETURN EACH BALLOT.

THANK YOU FOR YOUR PROMPT RESPONSE AND FOR VOTING.

PROXY CARD

VOTE, SIGN, DATE, AND RETURN THIS PROXY CARD

***VOTER PROFILE*:**
Voter ID: [MAIL ID]
Household ID: 000000

***VOTE REGISTERED TO*:**

Address line 1
Address line 2
Address line 3
Address line 4
Address line 5

SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

VOTE ONLINE

Vote online anytime, 24 hours a day.

Scan the QR code with your smartphone for direct access to the voting site.

Visit **vote.proxyonline.com** and enter the Control Number below.

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Automated Voting: **Call (888) 227-9349** anytime, 24 hours a day, and follow the recorded instructions.

To speak with an agent: **Call (800) 628-8536**. Assistance is available Monday through Friday, 9:00 a.m. to 10:00 p.m. EST.

VOTE BY MAIL

Mark, sign, and date your proxy card(s), then return it in the postage-paid envelope provided.

To ensure your vote is counted, please mail your proxy card(s) as soon as possible before the Meeting.

TWIN OAK SHORT HORIZON ABSOLUTE RETURN ETF

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MONTH, DAY, 2026]

The undersigned, revoking all proxies previously given, hereby appoints [Appointee] and [Appointee], each with full power of substitution, as attorney, agent, and proxy of the undersigned to vote at the Joint Special Meeting of Shareholders of the Twin Oak Short Horizon Absolute Return ETF (the "Fund"), a series of Manager Directed Portfolios (the "Trust"), scheduled to be held at 10:00 a.m., Central Time, on [Month Day, 2026], at the offices of the Fund's administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and at any postponement or adjournment thereof (the "Meeting"), with all powers the undersigned would possess if personally present.
The undersigned authorizes the proxies to vote as specifically instructed on the reverse side of this proxy card and, in their discretion, upon any other matters that may properly come before the Meeting or any postponement or adjournment thereof.
The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

DO YOU HAVE QUESTIONS?

If you have questions about voting your proxy or about the Meeting, please call **(866) 406-2283** toll-free. Representatives are available to assist you Monday through Friday, from 9:00 a.m. to 10:00 p.m. EST. For the fastest service, please have your proxy card available when you call.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/rbb/docs/twinoak2026.pdf.

PROXY CARD

TWIN OAK SHORT HORIZON ABSOLUTE RETURN ETF

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporation or partnership name and your title, if any.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

To vote, fill in the appropriate circle completely using blue or black ink. Please mark only one voting choice for each proposal. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. Approve the Agreement and Plan of Reorganization	○	○	○

IF YOU HAVE RECEIVED MORE THAN ONE BALLOT, PLEASE SIGN, DATE, AND RETURN EACH BALLOT.

THANK YOU FOR YOUR PROMPT RESPONSE AND FOR VOTING.